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                           Phillips Petroleum Company

                                 February, 2000



                        [Phillips Petroleum Company Logo]


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                                                                               1

Phillips Objectives

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* Improve Segment and Parent ROCE

  -- Position All Business Lines For Growth

* Maintain Diversification and Strengths of Integration

  -- Exposure to Much Larger, More Competitive Asset Base

* Strengthen Balance Sheet / Increase Financial Flexibility

* Maintain Flexibility for Subsequent Transactions

* Provide Shareholder Value

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                                                                               2

Positioning Phillips for the Future

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* Focus on E&P

  -- Build / Acquire Legacy Assets

  -- Focus on Targeted Areas

* GPM / DEFS Joint Venture

* 50/50 Joint Venture Chemicals

* Position RM&T for 50/50 Joint Venture

  -- Coker

  -- Continuous Catalytic Reformer (CCR)


                       Maintain Strengths of Integration

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                                                                               3

                    Diversified Asset Base - Emphasis on ROCE

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[Bar chart showing the following information:]

      Percent Based on Net Operating Income, 1995-1999 average

      E&P               17.0%
      GPM               10.0%
      RM&T               5.8%
      Chemicals         11.5%

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                                                                               4

                               The Phillips Model:
                     How We Look Today / How We Plan to Look

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[Diagram showing the following information:]


     Phillips 1999                            Phillips Early 2000s
     -------------                            --------------------
          E&P                                          E&P
           |                    JOINT VENTURE           |             DEFS
RM&T---[Phillips]---GPM      Partner Company/RM&T---[Phillips]---GPM/Duke Energy
           |                                            |
       Chemicals                                  JOINT VENTURE
                                           Chemicals/Chevron Chemicals




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                                                                               5

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                         Phillips and Chevron Chemicals
                                 Joint Venture



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                                                                               6

Phillips Chemical JV Objectives

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     * Build World-Class Chemical Company
       ----------------------------------

       -- Complementary Assets

       -- Significant Player in Markets

       -- Staff with Best of the Best

       -- Total Focus on Chemicals Business

     * Create Value
       ------------

       -- Strong Synergies

       -- Self-sustaining Business --> Target 15% Return Across Cycle

       -- Platform for Growth

     * Improve Portfolio
       -----------------

       -- Diversify Product Slate

       -- Balance Ethylene Position

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                                                                               7

Phillips / Chevron Chemicals JV

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Deal Structure
--------------

* 50/50 JV Owned by Phillips and Chevron

* $800 MM in Cash to Each Party at or Shortly After Closing


Governance
----------

* 6-Member Board of Directors

* CEO Appointed by Phillips and CFO by Chevron


Financial
---------

* At Least $150 MM in Recurring Pre-Tax Synergy Savings

* Accretive to Both Parents in the First Year of Operation

* Joint Venture to Have Modest Debt-to-Capitalization Ratio

* No Financial or Tax Gain or Loss


Closing
-------

* After Regulatory Review and Signing of Definitive Agreements

* Expected by Mid-Year 2000

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                                                                               8

Strategic Rationale

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* Creates World-Class Chemical Business with Strong, Compatible Partners

* Excellent Business Fit Along Product and Technology Lines

* Improves Earnings and ROCE for Phillips and Chevron Through Lower Operating and Capital Costs

* Positions Joint-Venture Company for Profitable Growth

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                                                                               9

Joint Venture Structure and Management

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                              Structure
                              ---------
                     --------            -------
                    |Phillips|          |Chevron|
                     --------            -------
                       ^ \                  / ^
                        \ \      50/50     / /
                         \ \              / /
              $800MM      \ \            / /      $800MM
                           \ \          / /
                            \ \        / /
                             \ \      / /
                              \ \    / /
                         ----------------------
                         |   Joint Venture    |
                         |      (LLC)         |
                         ----------------------

                        Headquartered in Houston




                              Management
                              ----------

                         -----------------------
                         |  Board of Directors |
                         |    Equal Members    |
                         -----------------------
                                    |
                                    |
                               -----------
                               |   CEO   |
                               |   (P)   |
                               -----------
                                    |
    ---------------------------------------------------------------------
    |            |                  |                 |                 |
----------  ------------     ---------------    -------------    --------------
| SVP (C)|  | SVP (P)  |     |  SVP (P)    |    | SVP (C)   |    | SVP (C)     |
|  CFO   |  | Plan &   |     | Olefins /   |    | Aromatics |    | Styrenics / |
|        |  | Str Trans|     | Polyolefins |    |           |    | Specialty   |
----------  ------------     ---------------    -------------    ---------------




                                      [P] Phillips
                                      [C] Chevron

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                                                                              10

Combined US Petrochemical Operations

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[Map showing the following information:]

      Chevron HDPE Pipe (7 Locations)

            Cedar Bayou, TX
            ---------------
                  *Ethylene
                  *Propylene
                  *HDPE
                  *LL/LDPE
                  *NAO/PAO
                  *Acetylene Black

            Port Arthur, TX
            ---------------
                  *Ethylene
                  *Propylene
                  *Cumene
                  *Cyclohexane
                  *Benzene
                  *Toluene

            Orange, TX
            ----------
                  *HDPE

            St. James, LA
            -------------
                  *Ethylbenzene
                  *Styrene

            Pascagoula, MS
            --------------
                  *Benzene
                  *Paraxylene

            Marietta, OH
            ------------
                  *Polystyrene

      Phillips HDPE Pipe (6 Locations)

            Sweeny, TX
            ----------
                  *Ethylene
                  *Propylene

            Borger, TX
            ----------
                  *Specialty Chemicals
                  *Ryton

            Pasadena, TX
            ------------
                  *Polyethylene
                  *Polypropylene
                  *K-Resin

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                                                                              11

Combined International Petrochemical Operations

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[Map showing the following information:]

      Chevron

            Mexico
            ------
                  *Pipe Plant

            Saudi Arabia (50% JV)
            ---------------------
                  *Benzene
                  *Cyclohexane

            China (2000)
            ------------
                  *Polystyrene

      Phillips

            Puerto Rico
            -----------
                  *Paraxylene
                  *Cyclohexane

            Belgium
            -------
                  *Mercaptans

            Qatar 49% JV (2002)
            -------------------
                  *Ethylene
                  *Polyethylene
                  *Hexene-1

            Singapore 50% JV
            ----------------
                  *Polyethylene

            China 40% JV
            ------------
                  *Polyethylene

            S. Korea 60% JV
            ---------------
                  *K-Resin


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                                                                              12

1999 Worldwide Ethylene/Polyethylene Capacity

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[Two bar graphs showing the 1999 Worldwide Ethylene and Polyethylene Capacity of
top 11 companies (including the Joint Venture); Joint Venture shown as 5th in Ethylene Capacity and 4th in Polyethylene Capacity]

            [Banner states that Joint Venture is] Top Five Worldwide

Source:  Company estimates

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                                                                              13

US Ethylene Balance

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[Bar graph showing the U.S. Ethylene Balance of 11 Chemicals companies; Phillips shown as the largest seller of Ethylene, Chevron shown as the largest buyer]

                              [Banner states that]
        Phillips is largest seller of ethylene, Chevron is largest buyer

Source: Company estimates for 2001

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                                                                              14

Styrene Capacity

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[Two bar graphs showing the Worldwide Styrene Capacity of 11 companies
(including the Joint Venture) and the North America Styrene Capacity of 8 companies (including the Joint Venture); Joint Venture shown as 7th in Worldwide Styrene Capacity and 2nd in North America Styrene Capacity]

                      [Banner states that Joint Venture is]
                   Number 7 Worldwide, Number 2 North America

Source: Company estimates

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                                                                              15

Worldwide Paraxylene Capacity

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[Bar graph showing the Worldwide Paraxylene Capacity of 10 companies (including the Joint Venture); Joint Venture shown as 3rd in Worldwide Paraxylene Capacity]

            [Banner states that Joint Venture is] Number 3 Worldwide

Source: Company estimates

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                                                                              16

Larger, More Diversified Portfolio

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[Charts showing Chemical Portfolio breakdowns of Phillips products, Chevron products, and Overlapping Product Lines]

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                                                                              17

Value Creation

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Pre-tax synergies by 2001 ($MM/Yr)           Synergy categories ($MM/Yr)
----------------------------------           ---------------------------

* Support Staff          40                  * Personnel Efficiencies
* Polyolefins            35                    -- Management
* Olefins                30                       & Support Services       60
* Technology             20                    -- Business Unit            25
* Styrenics              10                  * Process & Product
* Other                  15                    Optimization                50
  -----                 ---                  * Other                       15
* Total                 150                    -----                      ---
                                             * Total                      150


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                                                                              18

Combined Capacity & Financial Data

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Product             Capacity BLb/Yr          1999 Adjusted Financial Statistics
-------             ---------------          ----------------------------------
* Ethylene               8.2                 * Revenues                $5.7B
* Polyethylene           5.5                 * EBITDA                  $700MM
* Aromatics              7.4
* Alpha Olefins          1.6                 Pro Forma Statistics
* Styrene Monomer        1.7                 --------------------
* Styrene Polymers       1.2                 * Assets                  $6.1B
* Specialty Chemicals    0.4                 * Debt/Capital            29 %



                        Investment Grade Credit Rating

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                                                                              19

Summary of Joint Venture

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* World Class Chemical Company ($6.1B Assets)

* Strengthened Competitive Position

* Platform for Chemicals Business Growth

* Significantly Improved Financial Results
  -- $150MM+ in Pre-tax Synergies
  -- Strong Net Income and Net Cash Flow
  -- Strong Balance Sheet

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                                                                              20

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                              Financial Impact on
                           Phillips Petroleum Company



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                                                                              21

Chemical JV -- Net Income & Net Cash Flow Impact to Phillips

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[Bar Chart showing the following:]

                         2000           2001           2002
                         ----           ----           ----
Net cash flow ($MM)      14             73             95

Net income ($MM)         10             51             53







$/Share
Net CFPS Impact          0.06           0.29           0.38
EPS Impact               0.04           0.20           0.21

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                                                                              22

Phillips ROCE Comparison

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[Bar Chart showing the following:]

                         1999 Proforma  2000*          2001*
                         -------------  ----           ----

PPCo Before JV (%)            8.2       10.0            9.4

PPCo after GPM JV (%)         9.0       11.2           10.7

PPCo after GPM &             10.1       12.1           12.1
Chemical JVs (%)


* Based on First Call analysts' consensus earnings estimates

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                                                                              23

Balance Sheet Impact to Phillips

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                        PPCo        GPM       PPCo       Chemical       PPCo
                     12/31/1999      JV      After          JV        Pro Forma
                                             GPM JV                   12/31/1999
                    ------------------------------------------------------------
                                             ($ MM)
                    ------------------------------------------------------------

Total Assets           15,201     (1,111)    14,090       (1,085)      13,005

Debt                    4,302     (1,135)     3,167         (800)       2,367

Common Equity           4,549                 4,549                     4,549

Debt/Capital Ratio      45.3%                 37.9%                     31.3%


NOTE:  Capital includes common equity, debt and $650MM of preferred shares

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                                                                              24

The Phillips Model

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                                       E&P
                JOINT VENTURE           |             DEFS
             Partner Company/RM&T---[Phillips]---GPM[30]/Duke Energy[70]
                                        |
                                  JOINT VENTURE
                           Chemicals/Chevron Chemicals

* Focus on E&P
* Maintain Strengths of Integration
  -- 30/70 GPM
  -- 50/50 Chemicals
  -- 50/50 RM&T
* Improve Cost Structure
* Deliver Shareholder Value

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                                                                              25

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                       [PHILLIPS PETROLEUM COMPANY LOGO]



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                                                                              26

                 Cautionary Statement for the Purposes of the
                           "Safe Harbor" Provisions
           OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

          These presentation materials contain forward-looking statements about Phillips' and Chevron's operations and businesses, including the proposed combination of their chemicals businesses. Where, in any forward-looking statement, either of the companies expresses an estimate, potential expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that the statement of expectation or belief will result or be achieved. The actual results may be affected by a variety of risks, which could cause the stated expectation or belief to differ materially. Some of the important risk factors, but not necessarily all such factors, that may cause expectations or results to differ, particularly as to the cost savings, synergies, financial results, future asset and other growth and performance measures discussed are: the companies may not be able to consummate the proposed combination or obtain required regulatory or third-party consents and approvals; the companies may be subjected to certain restrictions or required to make dispositions of certain assets; economic conditions, tariffs, transportation systems, and commodities prices may change materially; the parties may experience difficulties integrating personnel, business systems and operations; volume and revenue growth may not occur or may occur at unanticipated times. Additional information concerning factors that could cause actual results to differ materially are contained in the companies' reports filed with the Securities and Exchange Commission ("SEC"), which are incorporated herein by reference. Copies of the reports are available through the companies' Web sites at www.phillips66.com and www.chevron.com.



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